STATEMENT OF ADDITIONAL INFORMATION
SUPPLEMENT                                             77645     10/01
dated October 15, 2001 to:

Putnam International New Opportunities Fund (the "fund")
Statement of Additional Information dated January 30, 2001

The following paragraph is inserted as the last paragraph under the section "How to buy shares - sales without sales charges or contingent deferred sales charges":

A redemption fee will not be imposed in cases of shareholder death or disability or other circumstances in which the fund would waive a CDSC as stated above.